Exhibit 99.1
HCC INSURANCE HOLDINGS, INC. Third Quarter 2010 Investor Presentation

Notice About This Presentation ABOUT FORWARD-LOOKING STATEMENTS: This presentation contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including such things as growth of our business and operations, business strategy, competitive strengths, goals, plans, future capital expenditures and references to future successes, may be considered forward- looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably" or similar expressions, we are making forward-looking statements. Many risks and uncertainties may have an impact on the matters addressed in these forward-looking statements, which could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements that are included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward-looking statements speak only at the date made, and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, any forward-looking events discussed in this presentation may not occur. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures.

HCC Overview Specialty insurer since 1974 (NYSE: HCC) Diversified operations headquartered in Houston, Texas include: P&C, Surety, Aviation and Life, Accident & Health Domestic and International Financial Strength Ratings of "AA (Very Strong)" by Standard & Poor's, "AA (Very Strong)" by Fitch Ratings, "A1 (Good Security)" by Moody's and "A+ (Superior)" by A.M. Best Company Assets of $9.3 billion, shareholders' equity of $3.3 billion and market capitalization of $3.0 billion as of September 30, 2010

YTD 2010 Operating Highlights Combined Ratio of 85.3% Expense Ratio of 25.1% Accident Year Combined Ratio of 85.1% Annualized Return On Average Equity of 10.4% YTD Growth in Book Value Per Share of 8.9% Five Year Compounded Book Value Per Share Growth of 15.5%1 1 As of 9/30/10

Segment Overview 2009
($ in millions)

HCC

	U.S. Property & Casualty	Professional Liability	Accident & Health	U.S. Surety & Credit	International	Total[1]
2009 Gross Written Premium	$ 603	$ 639	$ 745	$ 204	$ 338	$ 2,529
2009 Net Written Premium	$ 383	$ 447	$ 745	$ 189	$ 253	$ 2,017
Key Lines	Aviation Small Account E&O Public Risk EPLI Title Residual Value Disability Contingency Kidnap and Ransom Brown Water Marine	U.S. D&O International D&O Large Account E&O DFP Fidelity	Medical Stop-loss ST Domestic and International Medical HMO Reinsurance Medical Excess	Contract Commercial Court Bail Credit	Energy Property Treaty Liability Surety Credit Property Ocean Marine A&H	

[1] *Total does not include Exited Lines.*

See Notice About This Presentation 5

Segment Comparison 2009 ($ in millions) U.S. Property & Casualty Professional Liability Accident & Health U.S. Surety & Credit International Total1 1 Total includes Exited Lines (NEP = $32M)

Segment Comparison YTD 3Q'10 ($ in millions) U.S. Property & Casualty Professional Liability Accident & Health U.S. Surety & Credit International Total1 1 Total includes Exited Lines (NEP = $2M)

Historical Performance Gross Written Premium ($ in millions) 2004 2005 2006 2007 2008 2009 5 year HCC average 5 year peer average Loss Ratio 0.638 0.671 0.592 0.596 0.604 0.597 0.612 0.579 Expense Ratio 0.267 0.261 0.25 0.238 0.245 0.242 0.247 0.349 Total 0.905 0.932 0.842 0.834 0.849 0.839 0.859 0.928 GAAP Underwriting Ratios2 Net Written Premium ($ in millions) 1Peer group defined as AFG, AGII, MKL, NAVG, ORI, RLI and WRB. Five-year peer average calculated by HCC as simple mean using SEC filings for peer companies. 2HCC expense ratios for years 2005-2007 have not been adjusted for the change in segment presentation that was effective in 3Q'10. 2003 2004 2005 2006 2007 2008 2009 YTD 3Q'09 YTD 3Q'10 Gross Written Premium 1620 1980 2040 2240 2450 2500 2560 1900 1960 CAGR (2004-2009): 5.3% 2003 2004 2005 2006 2007 2008 2009 YTD 3Q'09 YTD 3Q'10 Gross Written Premium 1620 1110 1500 1810 1990 2060 2050 1530 1540 CAGR (2004-2009): 13.1% 1

YTD 3Q'10 Underwriting Performance GAAP AY GAAP AY GAAP AY GAAP AY GAAP AY GAAP AY GAAP AY GAAP AY GAAP AY GAAP AY Loss Ratio 0.602 0.602 0.558 0.558 0.646 0.646 0.588 0.588 0.582 0.582 0.63 0.63 0.767 0.767 0.424 0.424 0.619 0.619 0.604 0.604 Net Positive Development -0.002 0.058 0.028 0.072 0.143 0.022 0.059 0.063 0.056 0.063 Expense Ratio 0.251 0.251 0 0.336 0.336 0 0.385 0.385 0 0.313 0.313 0 0.408 0.408 0 0.359 0.359 0 0.418 0.418 0 0.398 0.398 0 0.321 0.321 0 0.343 0.343 0.853 0.851 0.894 0.952 1.031 1.059 0.901 0.973 0.99 1.133 0.989 1.011 1.185 1.244 0.822 0.885 0.94 0.996 0.947 1.01 Peer Group Comparison - YTD 3Q'10 Combined Ratios Note: Calculated by HCC using 9/30/10 SEC filings for peer companies. 1 ORI data as of 12/31/09 HCC AGII MKL NAVG ORI1 WRB AFG RLI CB TRV

Strong BVPS Growth For the period beginning 1/1/04 and ending 9/30/10. Note: Calculated by HCC using 9/30/10 SEC filings for peer companies.

Characteristics That Make HCC Unique Specialty businesses with strong long-term fundamentals and market leadership Diversified underwriting portfolio with historically low correlation Consistent track record of underwriting performance and ROE Lowest expense ratio amongst industry peers1 Disciplined balance sheet and risk management practices High quality investment portfolio Broadly experienced management team One of two companies with Insurer Financial Strength Ratings of "AA" from S&P amongst industry peers1 1 As of 9/30/10. Peer group defined as AFG, AGII, CB, MKL, NAVG, ORI, RLI, TRV, and WRB.

Effective Catastrophe Management 1 in 100 1 in 250 Earthquake 0.03 0.039 Wind 0.031 0.041 Probable Maximum Loss (PML)1 historically managed to one quarter's pretax earnings from a single event 1 PML calculated as of 6/30/10. Based on RMS Cat Model 9.0 and internal assessment of PMLs, excluding reinstatement premium. Net PML as % of Shareholders' Equity

Average Rating AA+ Average Duration 4.6 years Average Life 6.7 years Average Yield2 4.1% Average Tax 4.9% Equivalent Yield2 Average Duration 4.4 years Fixed Income Securities1 $ 5,361 Short-term and Other Investments 474 Total Investments $ 5,835 Investment Portfolio At September 30, 2010 ($ in millions) 1 Available for sale fixed income securities at fair value and held to maturity fixed income securities at cost 2 Excludes realized and unrealized investment gains and losses. Fixed Income Securities Total Investments

Taxable Securities Tax Exempt Securities Other Cash Short Term Investments 6/30/2007 48 44 0 8 0 Short-term Investments: 8% Tax Exempt Securities: 44% Avg. Rating: AA+ Avg. Life: 10.0 years Avg. Duration: 6.6 years Taxable Securities: 48% Avg. Rating: AA+ Avg. Life: 3.5 years Avg. Duration: 2.8 years Investment Portfolio At September 30, 2010

1 % of fair value of fixed income securities. Total $17M of OTTI credit losses recognized through earnings from 1/1/08 - 9/30/10 Investment Analysis At September 30, 2010 ($ in millions)

HCC Surpasses Peers in Value Creation 1 Calculated by HCC using 12/31/09 and prior SEC filings for peer companies. Compounded annualized return on tangible book value per share, including dividends1

HCC AFG AGII CB MKL NAVG ORI RLI TRV WRB Debt to Equity 0.082 0.172 0.182 0.199 0.246 0.118 0.079 0.099 0.186 0.312 HCC is Well Positioned to Pursue New Opportunities Peer Group Comparison - Debt to Total Capital Ratios as of September 30, 2010 Note: Calculated by HCC using 9/30/10 SEC filings for peer companies.

Quality Reinsurance Security ($ in millions) Reinsurers Reinsurer A.M. Best rating1 Gross recoverable2 Gross recoverable2 Net recoverable3 Net recoverable3 Transatlantic Re A $ 146 $ 127 $ 127 Hannover Ruck. A 107 81 81 ACE P&C A+ 71 61 61 Axis Re A 68 55 55 Arch Re A 57 49 49 Swiss Re America A 54 43 43 1 A.M. Best ratings are as of 9/30/10. 2 Includes paid losses recoverable, outstanding losses recoverable, incurred but not reported losses recoverable and ceded unearned premium. 3 Net recoverables is gross recoverables less total credits (includes letters of credit, cash deposits and other payables). 4 Includes letters of credit, cash deposits and other payables. Highly rated reinsurance partners Reserve for uncollectible reinsurance of $3 million at 9/30/10 on over $1 billion of recoverables 47% of gross recoverables at 9/30/10 were collateralized or had available offsets from reinsurers4 Year 2004 2005 2006 2007 2008 2009 Q3'10 Recoverables as % SH Equity 0.82 0.8 0.573 0.392 0.4 0.34 0.31 Recoverables Declining as % of Equity

HCC's Value Proposition Non-correlated portfolio of business Maintains a double-digit margin in a very competitive market High quality investment portfolio Strong cash flow Experienced management team 1 Total value creation equal to compounded annualized return on tangible book value per share, including dividends compared to AFG, AGII, CB, MKL, NAVG, ORI, RLI, TRV and WRB through 12/31/09. HCC is Highest in Shareholder Value Creation 3, 5, 10 Years1